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                                                                   EXHIBIT 10.15

                                 EQUIPMENT LEASE

THIS AGREEMENT ("Agreement") is made and entered into as of February 1, 1997, by and between SIMPLE TECHNOLOGY, INC., a California corporation ("STI"), and MOSHAYEDI DEVELOPMENT CORPORATION, a California corporation ("MDC").

                                    RECITALS

A. STI is in the business of manufacturing and selling computer memory products, PCMCIA products, and computer peripheral equipment.

B. MDC owns various capital assets, including certain manufacturing equipment used in the manufacture of computers and other products.

C. STI desires to lease certain manufacturing equipment from MDC and MDC desires to lease such manufacturing equipment to STI, in accordance with the terms and conditions of this Agreement.

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, STI and MDC hereby agree as follows:


                                    ARTICLE I
                         DESCRIPTION OF LEASED EQUIPMENT

1. PROPERTY DESCRIPTION. The property to be leased is described in the attached Schedule A, which is included herein and made a part hereof.


                                   ARTICLE II
                                  TERM OF LEASE

1. INITIAL TERM. The initial term of the lease for the property leased hereunder is set forth in Schedule A.


                                   ARTICLE III
                                 PAYMENTS BY STI

1. RENTAL PAYMENTS. The amount of monthly rental payments is set forth in Schedule A. STI shall make monthly payments at MDC's address as set forth above or at such other place as designated by MDC or its assignees. All rental payments shall be due and payable in advance on the first day of each month during the term of this Agreement. Any rental payments not made by STI within five (5) days of the due date shall be subject to a late charge of five (5) percent of the amount due.

2. SECURITY DEPOSIT. As security for the prompt and full payment of rent and the faithful and timely performance of all provisions of this Agreement, STI shall deposit

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with MDC the amount set forth in Schedule A ("Security Deposit"). If any default shall occur in the performance of any covenants in this Agreement by STI, MDC shall have the right, but shall not be obligated, to apply the Security Deposit to the curing of the default. On demand, STI shall restore the Security Deposit to the full amount set forth in Schedule A. On the expiration or earlier termination of this Agreement, providing STI has paid all of the required rent and fully performed all of the other provisions of this Agreement, MDC shall return to STI any remaining balance of the Security Deposit.


                                   ARTICLE IV
                                    OWNERSHIP

1. NO SALE OR SECURITY INTEREST INTENDED. This Agreement constitutes a lease of the property described herein and not a sale or the creation of a security interest. STI shall not have, or at any time acquire, any right, title, or interest in the property except the right to possession and use as provided in this Agreement. MDC shall at all times be the sole owner of the property.

2. SUBORDINATION. The rights of STI under this Agreement shall be subject and subordinate to certain security interests in the property held by Lyon Credit Corporation and its successors.


                                    ARTICLE V
                               OPERATING EXPENSES

1. STI shall be responsible for all expenses and all other charges in connection with the operation of the property.


                                   ARTICLE VI
                             MAINTENANCE AND REPAIRS

1. STI'S RESPONSIBILITY. STI shall assume all obligation and liability with respect to the possession of the property, and for its use, operation, condition, and storage during the lease term. STI shall, at STI's own expense, maintain the property in good mechanical condition and running order, allowing for reasonable wear and tear. The rent on the property or on any element thereof shall not be prorated or abated while the property is being serviced or repaired.

2. ACCESSIONS. All installations, replacements, and substitutions of parts or accessories with respect to any of the property shall constitute accessions and shall become part of the property and shall be owned by MDC.

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                                   ARTICLE VII
                                 USE OF PROPERTY

1. RIGHTS OF STI. STI shall be entitled to the absolute right to the use, operation, possession, and control of the property during the term of this Agreement, providing STI is not in default of any provision of this Agreement. STI shall employ and have absolute control, supervision, and responsibility over any operators or users of the property.

2. DUTIES OF STI. STI shall use the property in a careful and proper manner and shall not permit any of the property to be operated or used in violation of any applicable federal, state, or local statute, ordinance, rule, or regulation relating to the possession, use, or maintenance of the property. STI agrees to reimburse MDC in full for all damage to the property arising from any misuse or negligent act by STI, its employees, and its agents. STI shall indemnify and hold MDC harmless from any and all liabilities, fines, forfeitures, or penalties for violations of any applicable statute, ordinance, rule, or regulation.

3. COMMERCIAL USE LIMITATION. STI represents and warrants that the property will be used for commercial or business purposes only.


                                  ARTICLE VIII
                      MDC'S RIGHT OF INSPECTION AND REPAIR

1. INSPECTION AND REPAIR. MDC, at its discretion during STI's regular business hours and with one (1) day's prior notice to STI, shall have the right to enter the premises where the property is located or used for the purpose of inspection. If any property covered by this Agreement is not being properly maintained in the opinion of MDC, MDC shall have the right, but not the obligation, to have it repaired or maintained by an appropriate service facility at the expense of STI.


                                   ARTICLE IX
                         ASSIGNMENT OF MDC'S WARRANTIES

1. WARRANTY ASSIGNMENT. MDC shall assign to STI all manufacturer, dealer, or supplier warranties applicable to the property to enable STI to obtain any warranty service available for the property. Any enforcement by STI of warranty rights shall be at the expense of STI and shall in no way render MDC responsible to STI for the performance of any of the warranties.


                                    ARTICLE X
                             TAXES AND OTHER CHARGES

1. TAXES. STI shall be liable for and pay on or before the due dates, all sales taxes, use taxes, personal property taxes, business personal property taxes, and assessments, or other taxes or government charges imposed on the property or levied against, or based on,

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the amount of rent to be paid under the Agreement or assessed in connection with the Agreement.

2. OTHER CHARGES. STI shall be liable for any fees for licenses, registrations, permits, and other certificates as may be required for the lawful operation of the property. All certificates of title shall initially be applied for in the State of California and shall be issued and maintained in the name of MDC, as owner. Such certificates shall be delivered to MDC and STI shall pay all expenses in relation thereto.


                                   ARTICLE XI
                                 STI INSPECTION

1. INSPECTION BY STI. STI shall inspect the property within fifteen (15) days after receipt thereof. Unless STI within that time gives written notice to MDC, specifying any defect in or other proper objection to the property, STI agrees that it shall be conclusively presumed, as between MDC and STI, that STI has fully inspected the property and acknowledged that the property is in good condition and repair, and that STI is satisfied with and has accepted the property in such good condition and repair.


                                   ARTICLE XII
                                    INSURANCE

1. STI DUTY TO INSURE. STI agrees to maintain in full force and effect, at its own cost and expense, property damage insurance issued by a company satisfactory to MDC, insuring the interest of MDC, STI, and their authorized agents and employees. The policy shall be for primary coverage and shall have a limit of no less than:

         $1,000,000 per person;
         $1,000,000 per accident;
         $146,671.06 property damage; and
         $1,000,000 excess liability umbrella coverage.

For all property covered by this Agreement, STI shall also provide, at its own cost and expense, comprehensive, fire, theft, and additional combined insurance coverage naming MDC as an additional insured. Coverage shall be in the form and amounts as directed by MDC from time to time.

2. INSURANCE CERTIFICATE. STI shall cause the insured to furnish to MDC, not less than ten (10) days prior to the date on which the property is delivered to STI and not less than ten (10) days prior to the expiration date of any existing insurance, a certificate evidencing the required insurance. The policy shall provide that the insurer shall not cancel or materially modify the insurance except on thirty (30) days' advanced written notice to MDC. If STI fails to procure, maintain, or renew the insurance, MDC may, but is not obligated to, obtain insurance for STI without prejudice to any other rights that MDC may have.

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3.   EXCESS LIABILITY INDEMNITY. STI shall indemnify and hold MDC, its agents, and employees, harmless from and against all loss, liability, and expense, including reasonable attorneys' fees, in excess of the provided limits of liability insurance for bodily injury (including death) or property damage caused by or arising out of the ownership, maintenance, use, or operation of the leased property.


                                  ARTICLE XIII
                          INDEMNIFICATION AND LIABILITY

1. ALL LIABILITY ASSUMED BY STI. STI assumes all risk and liability for the loss of or damage to the equipment, for the death of or injury to any person or property of another, and for all other risks and liabilities arising from the use, operation, condition, possession, or storage of the leased property. Nothing in this Agreement shall authorize STI or any other person to operate any of the property so as to impose any liability or other obligation on MDC.

2. STI DUTY TO INDEMNIFY. STI shall indemnify, defend, and hold harmless MDC, its agents, and employees from any and all claims, loss, or damage MDC may sustain or suffer for any of the following reasons:

     i)   the loss of or damage to any of the property for any cause;
     ii) the injury to or death of any person, including but not limited to agents, or employees of STI; or,
     iii) damage to any property arising from the use, possession, selection, delivery, return, condition, or operation of any of the property.

3. OBLIGATIONS SURVIVE LEASE TERM. The indemnities and assumptions of risk, liabilities, and obligations by STI arising under this Agreement during its term shall continue in effect after the termination of this Agreement, regardless of the reason for termination.


                                   ARTICLE XIV
                ACCIDENT, LOSS OF PROPERTY, OR DAMAGE TO PROPERTY

1. NOTIFICATION TO MDC. If any property covered by this Agreement is damaged, lost, stolen, or destroyed, or if any person is injured or dies, or if any property is damaged as a result of its operation, use, maintenance, or possession, STI shall promptly notify MDC of the occurrence, and shall file all necessary accident reports, including those required by law and those required by insurers of the leased property.

2. STIPULATED LOSS VALUE. If any property becomes lost, stolen, destroyed, or damaged beyond repair, STI shall pay MDC in cash the "Stipulated Loss Value" as set forth in Schedule A, less any net proceeds of insurance for the property received by MDC. Upon payment, this Agreement shall terminate with respect to that item of property and STI shall become entitled to the property on an "as-is, where-is" basis, without warranty, express or implied, for any matter whatsoever.

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                                   ARTICLE XV
                                   ASSIGNMENT

1. ASSIGNMENT BY MDC. MDC may assign this Agreement or any rights under it at any time without STI's consent. In the event of any assignment, MDC's assignee shall have all the rights, powers, privileges, and remedies of MDC as set forth in this Agreement.

2. ASSIGNMENT OR SUBLETTING BY STI. STI shall not assign this Agreement or any property described in it, or assign any interest in this Agreement or property, or sublet any of the leased property without the express written consent of MDC.


                                   ARTICLE XVI
                          ACTIONS CONSTITUTING DEFAULT

1. STI IN DEFAULT. MDC, at its option, may by written notice to STI declare STI in default on the occurrence of any of the following:

     i) failure by STI to make payments or perform any of its obligations under this Agreement;
     ii) institution by or against STI of any proceeding in bankruptcy or insolvency, or the reorganization of STI under any law, or the appointment of a receiver or trustee for the goods and property of STI, or any assignment by STI for the benefit of creditors;
     iii) expiration or cancellation of any insurance policy to be paid by STI as provided for under the terms of this Agreement; or
     iv) involuntary transfer of STI's interest in this Agreement by operation of law.


                                  ARTICLE XVII
                  RIGHTS, REMEDIES, AND OBLIGATIONS ON DEFAULT

1. MDC RIGHTS AND REMEDIES. After default of STI, and on notice from MDC that STI is in default, MDC shall have the following options:

     i)   terminate the Agreement and STI's rights under the Agreement;
     ii) declare the balance of all unpaid rent and all other charges of any kind required of STI under the Agreement to be due and payable immediately; and,
     iii) repossess the property without legal process free of all rights of STI in and to the property. STI authorizes MDC or MDC's agent to enter on any premises where the property is located and repossess it and remove it.

2. STI OBLIGATION FOR MDC COSTS. After default, STI shall reimburse MDC for all reasonable expenses of repossession and enforcement of MDC's rights and remedies.

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3.   EFFECT OF FORBEARANCE. No failure on the part of MDC to exercise any remedy or right and no delay in the exercise of any remedy or right shall operate as a waiver. Acceptance by MDC of rent or other payments made by STI after default shall not be deemed a waiver of MDC's rights and remedies arising from STI's default.

4. FORFEITURE OF STI INTEREST ON DEFAULT. Upon default, for any reason, STI and STI's successor in interest shall have no right, title, or interest in the leased property, its possession, or its use. MDC shall retain all rents and other payments of any kind made by STI under this Agreement.


                                  ARTICLE XVIII
                        RETURN OF PROPERTY ON EXPIRATION

1. STI RETURN OF PROPERTY. Upon the expiration of this Agreement with respect to any and all of the property, STI shall return the property to MDC, together with all accessions, free from all damage and in the same condition and appearance as when received by STI, allowing for ordinary wear and tear. If STI fails or refuses to return the equipment to MDC, MDC shall have the right to take possession of the property and for that purpose to enter any premises where the property is located without being liable in any suit, action, defense, or other proceedings to STI.


                                   ARTICLE XIX
                                      LIENS

1. ENCUMBRANCES OR LIENS; NOTICE. STI shall not pledge, encumber, or create a security interest in, or permit any lien to become effective on any leased property. If any of these events takes place, STI shall be deemed to be in default at the option of MDC. STI shall promptly notify MDC of any liens, charges, or other encumbrances of which STI has knowledge. STI shall promptly pay or satisfy any obligation from which any lien or encumbrance arises, and shall otherwise keep the property and all right, title, and interest free and clear of all liens, charges, and encumbrances. STI shall deliver to MDC appropriate satisfactions, waivers, or evidence of payment.


                                   ARTICLE XX
                                     NOTICES

1. SERVICE OF NOTICE. Accept as otherwise provided by law, any and all notices or other communications required or permitted by this Agreement or by law to be served on or given to either party by the other party shall be in writing and shall be deemed duly served and given when personally delivered to any member of the party to whom they are directed, or in lieu of such personal service when deposited in the United States mail, first class postage pre-paid, addressed to STI at 3001 Daimler Street, Santa Ana, California, 92705, or to MDC at 3001 Daimler Street, Santa Ana, California, 92705. Either party may change its address for the purpose of this paragraph by giving notice of the change to the other party in the manner provided in this paragraph.

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                                   ARTICLE XXI
                           AMENDMENT AND MODIFICATION

1. METHOD OF AMENDMENT OR MODIFICATION. Additional property may from time to time be added as the subject matter of this Agreement as agreed on by the parties. Any additional property shall be added to Schedule A in an amendment describing the property, the monthly rental, the term of the leasing period, security deposit, and stipulated loss value of additional property. This Agreement shall be amended, modified or altered only in a writing signed by both parties.


                                  ARTICLE XXII
                                ENTIRE AGREEMENT

1. INCORPORATION BY REFERENCE. This Agreement and any attached schedule(s), which are incorporated by reference and made an integral part of this Agreement, constitute the entire agreement between the parties. No agreements, representations, or warranties, other than those specifically set forth in this Agreement or in the annexed schedule(s), shall be binding on any of the parties unless set forth in writing and signed by both parties.


                                  ARTICLE XXIII
                                  GOVERNING LAW

1. CHOICE OF LAW. This Agreement shall be governed and construed in all respects in accordance with the laws of the State of California, USA. Any legal action or notice shall be entered into in a court of suitable jurisdiction in the County of Orange, State of California, and STI and MDC each hereby submits to the jurisdiction of said courts.


                                  ARTICLE XXIV
                               SEVERABILITY CLAUSE

1. AGREEMENT SURVIVES PARTIAL INVALIDITY. If any provision of this Agreement is held to be invalid by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.


                                   ARTICLE XXV
                                  RELATIONSHIP

1. INDEPENDENT CONTRACTOR RELATIONSHIP. It is understood and agreed that STI and MDC are independent contractors and each is engaged in the operation of its own business. Nothing in this Agreement shall be construed to constitute the parties as partners, joint venturers, or co-owners.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date last written below.

Simple Technology, Inc.:                    MDC:

By:                                         By:
    ------------------------------              ------------------------------

Name:                                       Name:
      ----------------------------                ----------------------------

Title:                                      Title:
       ---------------------------                 ---------------------------

Date:                                       Date:
      ------------------------------              ----------------------------

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                                   SCHEDULE A


                             DESCRIPTION OF PROPERTY

   A.   The property to which this Schedule and Agreement applies is as follows:


        QTY.              DESCRIPTION                               SERIAL #
        ----              -----------                               --------
        1                 ATI Model 101 M Router/Drill              FF4101022


                                      RENT

   B. As rent for this property, STI shall pay MDC the total sum of $180,000.00. Except as otherwise provided in this Agreement or in this Schedule, rent shall be payable in 60 monthly installments of $3,000.00 each, commencing on the first day of February, 1997, and continuing on the first day of each month thereafter until the total sum has been paid in full.

                                    LOCATION

   C. The above described property shall be located at 3001 or 3009 Daimler St., Santa Ana, CA 92705, and shall not be removed from that location without the prior written consent of MDC.

                                 RENEWAL OPTION

   D. STI may renew this Agreement of which this Schedule is a part, on a year-to-year basis, on the expiration of the original term at a total rental of $3,000.00 per month, and otherwise on the same terms and conditions of this Agreement. The option may be exercised by STI's written notice to such a fact to MDC not less than thirty (30) days before the expiration of the term of the Agreement.

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